UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
February 8, 2011
KING PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-15875	54-1684963
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
501 Fifth Street, Bristol, Tennessee 37620
(Address of principal executive offices)
Registrant’s telephone number, including area code: (423) 989-8000
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On February 8, 2011, King Pharmaceuticals, Inc. (the “Company”) notified the New York Stock Exchange (the “NYSE”) of its intention to delist the Company’s common stock, no par value, (the “Common Stock”) from the NYSE and to deregister the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection therewith, the Company notified the NYSE of its intention to file, on February 18, 2011, a Form 25 with the Securities and Exchange Commission (the “SEC”) to voluntarily delist the Common Stock. The Common Stock will continue to be listed through February 28, 2011 and will no longer be listed on March 1, 2011. The Company also notified the NYSE of its intention to file a Form 15 with the SEC on March 1, 2011, in order to terminate the registration of the Common Stock under Section 12 of the Exchange Act and to notify the SEC of the automatic suspension of its obligation to file current and periodic reports under Sections 13(a) and 15(d) of the Exchange Act.
     The foregoing actions are being taken in anticipation of Pfizer’s acquisition of all remaining outstanding shares of Common Stock on or about February 28, 2011. As previously announced, a wholly-owned subsidiary of Pfizer acquired approximately 92.5% of the outstanding shares of Common Stock through a tender offer. Pfizer intends to complete its acquisition of the Company by effecting a short form merger on or about February 28, 2011 in accordance with the provisions of the Tennessee Business Corporation Act whereby Pfizer’s wholly owned subsidiary, Parker Tennessee Corp., will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Pfizer (the “Merger”). As a result of the anticipated completion of the Merger, the Company will become a wholly owned subsidiary of Pfizer and there will no longer exist a market for the Common Stock. Additionally, upon the delisting, the Company will qualify to terminate the registration of the Common Stock under Section 12 of the Exchange Act and exit the SEC periodic reporting system. Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects the deregistration to become effective 90 days after filing the Form 15.
     A copy of the press release announcing the Company’s intention to delist and deregister the Common Stock is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release, dated February 8, 2011, issued by King Pharmaceuticals, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KING PHARMACEUTICALS, INC.
February 8, 2011	By:	/s/ Brian A. Markison
Brian A. Markison
President and Chief Executive Officer

EXHIBITS

Exhibit	Description
99.1	Press Release, dated February 8, 2011, issued by King Pharmaceuticals, Inc.